                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 27, 1998



                         SODEXHO MARRIOTT SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)


             1-12188                                     52-0936594
      (Commission File No.)                 (I.R.S. Employer Identification No.)



                  10400 Fernwood Road, Bethesda, Maryland 20817
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 380-3100

      This Amendment No. 1 supplements the current report on Form 8-K filed on April 3, 1998 (the "Form 8-K") by Sodexho Marriott Services, Inc. (the "Company" or "SMS"). At the time of filing the Form 8-K, it was impracticable for the Company to provide certain of the exhibits required by Item 7(c).


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

Exhibit No.          Description of Exhibit
-----------          ----------------------

   *3(a)       Amended and Restated Certificate of Incorporation

   *3(b)       Amended and Restated Bylaws

    4(a) Fifth Supplemental Indenture dated as of March 10, 1998 by and among SMS and The Chase Manhattan Bank, as Trustee (Series A Senior Notes)

    4(b) Sixth Supplemental Indenture dated as of March 10, 1998 by and among SMS and The Chase Manhattan Bank, as Trustee (Series B Senior Notes)

    4(c) Seventh Supplemental Indenture dated as of March 10, 1998 by and among SMS and The Chase Manhattan Bank, as Trustee (Series C Senior Notes)

    4(d) Eighth Supplemental Indenture dated as of March 10, 1998 by and among SMS and The Chase Manhattan Bank, as Trustee (Series D Senior Notes)

   10(a) $620 million Credit Agreement dated as of January 30, 1998 (the "Guaranteed Senior Debt Credit Agreement") with SMS, as Borrower, certain initial lenders, as Initial Lenders, Societe Generale and J.P. Morgan Securities Inc. ("J.P. Morgan"), as Arrangers, Societe Generale, as Administrative Agent, and Morgan Guaranty Trust Company of New York ("Morgan"), as Documentation Agent

   10(b) $735 million Credit Agreement dated as of January 30, 1998 (the "Senior Debt Credit Agreement") with Sodexho Marriott Operations, Inc., as Borrower, SMS, as Parent Guarantor, certain initial lenders, as Initial Lenders, Societe Generale and Morgan, as Initial Issuing Banks, Morgan, as Documentation Agent and Administrative Agent, and Societe Generale and J.P. Morgan, as Arrangers

   10(c) Amendment No. 1 to the Credit Agreement dated as of March 19, 1998, amending the Guaranteed Senior Debt Credit Agreement

   10(d) Amendment No. 1 to the Loan Documents dated as of March 19, 1998, amending the Senior Debt Credit Agreement

  *20 Definitive Proxy Statement dated February 12, 1998 for Special Meeting of Stockholders Scheduled for March 17, 1998

  *21          Subsidiaries of the Registrant

  *22 Report of Inspectors of Election for Special Meeting of Stockholders held on March 20, 1998

  *99(a)       News Release dated February 24, 1998

  *99(b)       News Release dated March 10, 1998

  *99(c)       News Release dated March 17, 1998

  *99(d)       News Release dated March 20, 1998

  *99(e)       News Release dated March 27, 1998

  *99(f)       News Release dated March 27, 1998

  *99(g)       News Release dated March 30, 1998

  *99(h)       Letter from Arthur Andersen dated April 1, 1998


  *  Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SODEXHO MARRIOTT SERVICES, INC.


Date April 27, 1998                 By: /s/ Robert A. Stern
     ------------------                ----------------------------
                                       Robert A. Stern
                                       Senior Vice President and
                                         General Counsel





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

                                  Exhibit List

Exhibit No.          Description of Exhibit
-----------          ----------------------

   *3(a)       Amended and Restated Certificate of Incorporation

   *3(b)       Amended and Restated Bylaws

    4(a) Fifth Supplemental Indenture dated as of March 10, 1998 by and among SMS and The Chase Manhattan Bank, as Trustee (Series A Senior Notes)

    4(b) Sixth Supplemental Indenture dated as of March 10, 1998 by and among SMS and The Chase Manhattan Bank, as Trustee (Series B Senior Notes)

    4(c) Seventh Supplemental Indenture dated as of March 10, 1998 by and among SMS and The Chase Manhattan Bank, as Trustee (Series C Senior Notes)

    4(d) Eighth Supplemental Indenture dated as of March 10, 1998 by and among SMS and The Chase Manhattan Bank, as Trustee (Series D Senior Notes)

   10(a) $620 million Credit Agreement dated as of January 30, 1998 (the "Guaranteed Senior Debt Credit Agreement") with SMS, as Borrower, certain initial lenders, as Initial Lenders, Societe Generale and J.P. Morgan Securities Inc. ("J.P. Morgan"), as Arrangers, Societe Generale, as Administrative Agent, and Morgan Guaranty Trust Company of New York ("Morgan"), as Documentation Agent

   10(b) $735 million Credit Agreement dated as of January 30, 1998 (the "Senior Debt Credit Agreement") with Sodexho Marriott Operations, Inc., as Borrower, SMS, as Parent Guarantor, certain initial lenders, as Initial Lenders, Societe Generale and Morgan, as Initial Issuing Banks, Morgan, as Documentation Agent and Administrative Agent, and Societe Generale and J.P. Morgan, as Arrangers

   10(c) Amendment No. 1 to the Credit Agreement dated as of March 19, 1998, amending the Guaranteed Senior Debt Credit Agreement

   10(d) Amendment No. 1 to the Loan Documents dated as of March 19, 1998, amending the Senior Debt Credit Agreement

   *20 Definitive Proxy Statement dated February 12, 1998 for Special Meeting of Stockholders Scheduled for March 17, 1998

   *21         Subsidiaries of the Registrant

   *22 Report of Inspectors of Election for Special Meeting of Stockholders held on March 20, 1998

   *99(a)      News Release dated February 24, 1998

   *99(b)      News Release dated March 10, 1998

   *99(c)      News Release dated March 17, 1998

   *99(d)      News Release dated March 20, 1998

   *99(e)      News Release dated March 27, 1998

   *99(f)      News Release dated March 27, 1998

   *99(g)      News Release dated March 30, 1998

   *99(h)      Letter from Arthur Andersen dated April 1, 1998


  *  Previously filed.







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